UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): February 28, 2008

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                        8082                     71-0918189
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On February 28, 2008, LHC Group, Inc. (the "Company") completed the sale of its 2001 Beechcraft King Air B-200 aircraft purchased in August 2005 to RRCo Aircraft, LLC (the "Purchaser") pursuant to an Aircraft Purchase Agreement (the "Agreement"), dated February 28, 2008. The Company received $3,050,000 in cash as consideration for the airplane, and the proceeds from the sale were used to pay off the debt associated with the aircraft's purchase in 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LHC GROUP, INC.


                                        By: /s/ Peter J. Roman
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                                            Peter J. Roman
                                            Senior Vice President and Chief
                                            Financial Officer


Dated: March 4, 2008